                                  Exhibit 10.5

                             Deutsche Currency Swap

                                                                    Exhibit 10.5

                                        CLAYTON UTZ

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Securitisation Advisory Services Pty Limited
ABN 88 064 133 946
Manager

Deutsche Bank AG, New York Branch
Deutsche Bank and Party A

Perpetual Trustee Company Limited
ABN 42 000 001 007
Party B

Commonwealth Bank of Australia
ABN 48 123 123 124
CBA and Standby Swap Provider


Series 2002-1G Medallion Trust
ISDA Master Agreement
(Currency Swap Agreement)


                                  CLAYTON UTZ
                                    Lawyers
       Levels 23-35  No 1 O'Connell Street Sydney  NSW  2000  Australia
           PO Box H3 Australia Square Sydney NSW 1215  DX 370 Sydne
                              ywww.claytonutz.com
                  Tel + 61 2 9353 4000 Fax  + 61 2 9251 7832
             Our ref -  801/784/21697903  Contact - Ben Sandstad

          Sydney . Melbourne . Brisbane . Perth . Canberra . Darwin

    Liability limited by the Solicitors' Limitation of Liability Scheme approved under the Professional Standards Act 1994
                                     (NSW)

                                   Schedule

                                    to the

                               MASTER AGREEMENT

                     dated as of 14 February 2002 between

                Securitisation Advisory Services Pty. Limited
                              ABN 88 064 133 946
                                 ("Manager")

                                     and

                      Deutsche Bank AG, New York Branch

                       ("Deutsche Bank" and "Party A")

                                     and

                      Perpetual Trustee Company Limited
                              ABN 42 000 001 007
in its several capacities as trustee of various Series Trusts from time to time established under the Master Trust Deed and various Series Supplements
                                  ("Party B")

                                     and

                        Commonwealth Bank of Australia
                              ABN 48 123 123 124
                      ("CBA" and "Standby Swap Provider")

Part 1. Termination Provisions.

In this Agreement:

(a)     "Specified Entity" does not apply in relation to Party A or Party B.

(b)     The definition of "Specified Transaction" is not applicable.

(c)     (i)     The following provisions of Section 5 will not apply to Party A:

                Section 5(a)(ii)     Section 5(a)(v)
                Section 5(a)(iii)    Section 5(a)(vi)
                Section 5(a)(iv)     Section 5(b)(iv)

        (ii)    The following provisions of Section 5 will not apply to Party B:

                Section 5(a)(ii)     Section 5(a)(v)        Section 5(b)(iv)
                Section 5(a)(iii)    Section 5(a)(vi)
                Section 5(a)(iv)     Section 5(a)(viii)

        (iii) Section 5(b)(ii) will not apply to Party A as the Affected Party (subject to Part 5(6)(b) of this Schedule) and Section 5(b)(iii) will not apply to Party A as the Burdened Party.

(d) The "Automatic Early Termination" provisions in Section 6(a) will not apply to Party A or Party B.

(e) Payments on Early Termination. For the purposes of Section 6(e) of this Agreement:

       (i)   Market Quotation will apply; and

       (ii)  the Second Method will apply

(f) "Termination Currency" means US$ provided that if an amount due in respect of an Early Termination Date will be payable by Party B to Party A the Termination Currency for the purpose of calculating and paying that amount is Australian Dollars

(g)    "Additional Termination Event" applies. The following is an
       Additional Termination Event in relation to which both Party A and Party B are Affected Parties:

       "An Event of Default (as defined in the Security Trust Deed) occurs and the Security Trustee has declared, in accordance with the Security Trust Deed, the Relevant Notes immediately due and payable."

       For the purposes of calculating a payment due under Sections 6(d) and
       (e) when an Early Termination Date is designated under Section 6(b) as a result of such Additional Termination Event, Party B will be the only Affected Party.

Part 2. Tax Representations

(a) Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

       It is not required by any applicable law, as modified by the practice of any relevant government revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to any other party under this Agreement. In making this representation, it may rely on:

       (i) the accuracy of any representation made by that other party pursuant to Section 3(f) of this Agreement;

       (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by that other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

       (iii) the satisfaction of the agreement of that other party contained in Section 4(d) of this Agreement,

       PROVIDED THAT it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)    Payee Tax Representations. For the purpose of Section 3(f) of this
       Agreement:

       (i) Party B and CBA as Standby Swap Provider and(on and from the Novation Date) as Party A, each makes the following representation:

               It is an Australian resident and does not derive the payments under this Agreement in part or whole in carrying on a business in a country outside Australia at or through a permanent establishment of itself in that country. Party B further represents that it is a "foreign trust" for United States tax purposes.

       (ii)    Deutsche Bank as Party A makes the following representation:

               Each payment received or to be received by it under each Transaction will be effectively connected with its conduct by a trade or business in the United States.

Part 3. Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver to each other party the following documents, as applicable:

(a)  Tax forms, documents or certificates to be delivered are:


Party required to deliver      Form/Document/Certificate                  Date by which to be
document                                                                  delivered
Party A, Party B, and the      Any document or certificate reasonably     On the earlier of (a) learning that
Standby Swap Provider          required or reasonably requested by a      such document or certificate is
                               party in connection with its obligations   required and (b) as soon as
                               to make a payment under this               reasonably practicable following
                               Agreement which would enable that          a request by a party.
                               party to make the payment free from
                               any deduction or withholding for or on
                               account of Tax or which would reduce
                               the rate at which deduction or
                               withholding for or on account of Tax is
                               applied to that payment (including,
                               without limitation, any United States
                               form W-8BEN or other relevant United
                               States tax form).

(b) Other documents to be delivered are:


Party required to deliver      Form/Document/Certificate                  Date by which to be
document                                                                  delivered

Party A, Party B, the Standby  A certificate specifying the names, title  On the execution of this
Swap Provider and the          and specimen signatures of the persons     Agreement and each
Manager                        authorised to execute this Agreement       Confirmation unless that
                               and each Confirmation or other             certificate has already been
                               communication in writing made              supplied and remains true and in
                               pursuant to this Agreement on its          effect and when the certificate is
                               behalf.                                    updated.

Party A, Party B, the Standby  A legal opinion as to the validity and     Prior to the Closing Date.
Swap Provider and the          enforceability of its obligations under
Manager                        this Agreement in form and substance
                               (and issued by legal counsel)
                               reasonably acceptable to each other
                               party.

Party B                        A certified copy to Party A of each        Not less than 5 Business Days (or
                               Credit Support Document specified in       such lesser period as Party A
                               respect of Party B and (without            agrees to) before the Trade Date
                               limiting any obligation Party B may        of the first occurring Transaction
                               have under the terms of that Credit        and in the case of any amending
                               Support Document to notify Party A of      documents entered into
                               amendments thereto) a certified copy       subsequent to that date, promptly
                               to Party A of any document that            after each amending document (if
                               amends in any way the terms of that        any)
                               Credit Support

                               Document.                                  has been entered into.

Party A                        Original executed copies to Party          Not less than 5 Business
                               B and the Standby Swap Provider and a      Days (or such lesser period
                               certified copy to the Manager of each      as Party B and the Manager
                               Credit Support Document (if any)           agree to) before the Trade
                               specified in respect of Party A and        Date of the first occurring
                               (without limiting any obligation Party A   Transaction and in the case
                               may have under the terms of that Credit    of any amending documents
                               Support Document to notify Party B, the    entered into subsequent to
                               Standby Swap Provider or the Manager of    that date, promptly after
                               amendments thereto) original executed      each amending document (if any)
                               copies to Party B and the Standby Swap      has been entered into.
                               Provider and a certified copy to the
                               Manager of any document that amends
                               in any way the terms of that Credit
                               Support Document.

Other than the legal opinions, any Credit Support Document or any document amending a Credit Support Document (but including any certifications in relation to such documents), all documents delivered under this Part 3(b) are covered by the Section 3(d) representation. For the purposes of this Part 3(b), a copy of a document is taken to be certified if a director or secretary of the party providing the document, or a person authorised to execute this Agreement or a Confirmation on behalf of that party or a solicitor acting for that party (or in the case of the Credit Support Document in respect of Party B, a solicitor acting for the Manager) has certified it to be a true and complete copy of the document of which it purports to be a copy.

Part 4. Miscellaneous

(a)     Addresses for Notices. For the purpose of Section 12(a) of this
        Agreement:

        Address for notices or communications to Deutsche Bank as Party A:

        Address:           Deutsche Bank AG, New York Branch
                           31 West 52nd Street
                           New York
                           NY, 10019
                           USA

        Attention:         Global Asset Securitisation

        Facsimile No.:     1 212 469 7210

        Additionally, a copy of all notices as well as any changes to counterparty's address, telephone number or facsimile number should be sent to:

        Address:           Deutsche Bank AG, Sydney Branch
                           Level 18
                           225 George Street
                           Sydney  NSW  2000
                           AUSTRALIA

        Attention:         Colin Keays

        Facsimile No.:     612 9258 3632

        Address for notices or communications to Party B:

        Address:           Perpetual Trustee Company Limited
                           Level 7
                           9 Castlereagh Street
                           Sydney  NSW  2000
                           AUSTRALIA

        Attention:         Manager, Securitisation Services

        Facsimile No.:     612 9221 7870

        Additionally, a copy of all notices as well as any changes to counterparty's address, telephone number or facsimile number should be sent to:

        Address:           Securitisation Advisory Services Pty. Limited
                           Level 6
                           48 Martin Place
                           Sydney  NSW  2000
                           AUSTRALIA

        Attention:         Manager, Securitisation

        Facsimile No.:     612 9378 2481

        Address for notices or communications to CBA as Standby Swap Provider:

        Address:           Commonwealth Bank of Australia, New York
                           17th Floor
                           599 Lexington Avenue
                           New York 10022
                           USA

        Attention:         Chris Williams
                           Phil Butters

        Facsimile No.:     1 212 336 7722

        Address for notices or communications to CBA
        (on and from the Novation Date) as Party A:

        Address:           Commonwealth Bank of Australia
                           Level 1
                           48 Martin Place
                           Sydney  NSW  2000
                           AUSTRALIA

        Attention:         Manager, Securitisation

        Facsimile No.:     612 9378 2481

(b)     Process Agent. For the purpose of Section 13(c) of this Agreement:

        Deutsche Bank as Party A appoints as its Process Agent: Deutsche Bank
        AG,
        Sydney Branch, Level 18, 225 George Street, Sydney NSW 2000.

        Party B appoints as its Process Agent: Not applicable.

        CBA as Standby Swap Provider and (on and from the Novation Date) as Party A appoints as its Process Agent: Not applicable.

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement.

(d)     Multibranch Party. For the purpose of Section 10(c) of this Agreement:

        Party A is not a Multibranch Party.

        Party B is not a Multibranch Party.

(e)     Calculation Agent.

        (i)     The Calculation Agent is:

                (A) in respect of all notices, determinations and calculations in respect of amounts denominated in US$, the Agent Bank; and

                (B) in respect of all other notices, determinations and calculations, the Manager.

        (ii) All determinations and calculations by the Calculation Agent will:

                (A) be made in good faith and in the exercise of its commercial reasonable judgment; and

                (B) be determined, where applicable, on the basis of then prevailing market rates or prices.

        All such determinations and calculations will be binding on Party A and Party B in the absence of manifest error. The Manager (or, if the Manager fails to do so and Party A notifies Party B, Party B) covenants in favour of Party A to use reasonable endeavours (including, without limitation, taking such action as is reasonably necessary to promptly enforce the obligations of the Agent Bank under the Agency Agreement) to ensure that the Agent Bank performs its obligations as Calculation Agent under this Agreement.

(f)     Credit Support Document. Details of any Credit Support Document:

        (i)     In relation to Deutsche Bank as Party A: Not applicable.

        (ii)    In relation to Party B: The Security Trust Deed.

        (iii)   In relation to CBA as (on and from the Novation Date) Party A:
                Not applicable.

(g)     Credit Support Provider.

        (i)     In relation to Deutsche Bank as Party A: None.

        (ii)    In relation to Party B: None.

        (iii)   In relation to CBA as (on and from the Novation Date) Party A:
                None.

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws in force in New South Wales, except the Credit Support Annex, which will be governed by and construed in accordance with the laws in force in the State of New York as provided in Paragraph 13(m)(iv) of the Credit Support Annex. Section 13(b)(i) is deleted and replaced by the following:

                "(i) submits to the non-exclusive jurisdiction of the courts of New South Wales and courts of appeal from them; and".

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply in respect of all Transactions

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement. However, for the purposes of Section 3(c) Party A and Party B are deemed not to have any Affiliates.

Part 5  Other Provisions

(1)     Payments:  In Section 2:

        (a)     In Section 2(a)(i) add the following sentence:

                "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party (if any).".

        (b) In Section 2(a)(ii) the first sentence is deleted and replaced with the following sentence:

                "Unless specified otherwise in this Agreement, payments under this Agreement by:

                (i)     Party A, will be made by 10.00 am (New York time); and

                (ii)    Party B, will be made by 4.00pm (Sydney time),

                on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds, free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency.".

        (c)     Insert a new paragraph (iv) in Section 2(a) immediately after
                Section 2(a)(iii) as follows:

                "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has satisfied all its payment obligations under
                          Section 2(a)(i) of this Agreement and has no future payment obligations, whether absolute or contingent under Section 2(a)(i).".

        (d)     insert a new paragraph (v) in Section 2(a) immediately after
                Section 2(a)(iv) as follows:

                "(v) Where payments are due pursuant to Section 2(a)(i) by Party A to Party B (the "Party A Payment") and by Party B to Party A (the "Party B Payment") on the same day, then Party A's obligation to make the Party A Payment will be subject to the condition precedent (which will be an "applicable condition precedent" for the purpose of Section 2(a)(iii)(3)) that Party A first receives either:

                          (1)     the Party B Payment; or

                          (2) confirmation from Party B's bank that it holds irrevocable instructions to effect payment of the Party B Payment and that funds are available to make payment.".

        (e)     Add the following new sentence to Section 2(b):

                "Each new account so designated shall be in the same tax jurisdiction as the original account.".

        (f)     Delete Section 2(d)(i)(4) in its entirety.

        (g) In Section 2(d)(ii)(1) delete the following words where they appear:

                "in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4)".

(2) Party B's Payment Instructions: Party B irrevocably authorises and instructs Party A to make payment of:

        (i) the Initial Exchange Amount due from Party A to Party B in respect of the Initial Exchange Date by paying that amount direct to the account notified in writing by Party B to Party A for that purpose; and

        (ii) any other amount due from Party A to Party B under this Agreement by paying that amount direct to the Principal Paying Agent to the account outside Australia notified in writing by the Principal Paying Agent to Party A for that purpose.

(3) Party A's Payment Instructions: Party A irrevocably authorises and instructs Party B to make payment of:

        (i) any amount denominated in A$ due from Party B to the account in Sydney notified in writing by Party A to Party B from time to time; and

        (ii) any amount denominated in US$ due from Party B to the account notified in writing by Party A to Party B from time to time.

(4)     Representations: In Section 3:

        (a) Section 3(a)(v) is amended by inserting immediately after the words "creditors' rights generally" the following:

                "(including in the case of a party being an ADI (as that term is defined in the Banking Act, 1959 (Cth)), section 86 of the Reserve Bank Act, 1959 (Cth) or any other analogous provision under any law applicable to a party) and section 13A(3) of the Banking Act, 1959 (Cth)).".

        (b) Relationship Between Parties. Each party will be deemed to represent to the other parties on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

                (i) Non-Reliance. It is acting for its own account (in the case of Party B, as trustee of the Series Trust), and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment (and in the case of Party B, also on the judgment of the Manager) and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of any other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from any other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

                (ii) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

                (iii) Status of Parties. No other party is acting as a fiduciary or an adviser to it in respect of that Transaction.

        (c)     Insert the following new paragraphs (g), (h) and (i) in
                Section 3 immediately after Section 3(f):

                "(g)    Series Trust. By Party B, in respect of Party B only:

                        (i) Trust Validly Created. The Series Trust has been validly created and is in existence at the Trade Date of the first occurring Transaction.

                        (ii) Sole Trustee. It has been validly appointed as trustee of the Series Trust and is presently the sole trustee of the Series Trust.

                        (iii) No Proceedings to Remove. No notice has been given to it and to its knowledge no resolution has been passed, or direction or notice has been given, removing it as trustee of the Series Trust.

                        (iv) Power. It has power under the Master Trust Deed to:

                                (A) enter into and perform its obligations under this Agreement and each Credit Support Document in relation to Party B in its capacity as trustee of the Series Trust; and

                                (B)     mortgage or charge the Assets of the
                                        Series Trust in the manner provided in
                                        the Credit Support Document in relation
                                        to Party B,

                                and its entry into this Agreement and each Credit Support Document in relation to Party B is in the interests of the beneficiaries of the Series Trust and does not constitute a breach of trust.

                        (v) Good Title. It is the lawful owner of the Assets of the Series Trust and, subject only to the Credit Support Document in relation to Party B and any Security Interest permitted under the Credit Support Document in relation to Party B, those Assets are free of all other Security Interests (except for Party B's right of indemnity out of the Assets of the Series Trust).

                        (vi) Eligible Contract Participant. The Series Trust was not formed for the specific purpose of constituting an "eligible contract participant" under the Commodity Exchange Act).

                        (vii) Total Assets. As at close of business on the Trade Date of the first occurring Transaction, following the issue of the Relevant Notes and provided that the aggregate Invested Amount of the Relevant Notes upon issue exceeds USD10,000,000, the Series Trust will have total assets exceeding USD10,000,000.

                 (h) Non-assignment. It has not assigned (whether absolutely, in equity, by way of security or otherwise), declared any trust over or given any charge over any of its rights under this Agreement or any Transaction except, in the case of Party B, for the Security Interests created under each Credit Support Document in relation to Party B.

                (i) Contracting as principal. Each existing Transaction has been entered into by that party as principal and not otherwise.".

(5)     Event of Default: In Section 5(a):

        (a) Failure to Pay or Deliver: delete paragraph (i) and replace it with the following:

                "(i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied at or before:

                        (1) where the failure is by Party B, 10.00am on the tenth day after notice of such failure is given to Party B; and

                        (2) where the failure is by Party A, 10.00am on the tenth day after notice of such failure is given to Party A;";

        (b)     Consequential amendments:

                (i)     delete "or" at the end of Section 5(a)(vii); and

                (ii) replace the full stop at the end of Section 5(a)(viii) with "; or"; and

        (c)     Downgrade Obligations: insert the following new paragraph (ix):

                "(ix) Downgrade Obligations. In respect of Party A only, Party A fails to comply with Part 5(22) of the
                        Schedule if such failure is not remedied on or before the tenth Business Day (or such later day as Party B and the Manager may agree and which the Rating Agencies confirm in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes) after notice of such failure is given to Party A.".

(6)     Termination Events:

        (a) Illegality: In respect of each Transaction, the parties agree that the imposition by any Governmental Agency of an Australian jurisdiction of any exchange controls, restrictions or prohibitions which would otherwise constitute an Illegality for the purposes of Sections 5(b)(i) or 5(c) will not be an event which constitutes an Illegality for the purposes of those Sections so that, following the occurrence of that event:

                (i) neither Party A nor Party B will be entitled to designate an Early Termination Date in respect of that Transaction as a result of that event occurring;

                (ii) payment by Party B in accordance with Part 5(3) of this Schedule will continue to constitute proper performance of its payment obligations in respect of that Transaction; and

                (iii) Party A's obligations in respect of that Transaction or this Agreement will, to the extent permitted by law, be unaffected by the occurrence of that event.

        (b)     Party A's limited rights in relation to Tax Event:

                (i) Notwithstanding Part 1(c)(iii) of this Schedule, but subject to Section

                        6(b)(ii), Party A may designate an Early Termination Date if it is an Affected Party following a Tax Event but only if the Relevant Note Trustee has notified the parties in writing that it is satisfied that all amounts owing to the Relevant Noteholders will be paid in full on the date on which the Relevant Notes are to be redeemed.

                (ii) If a Tax Event occurs where Party A is the Affected Party and Party A is unable to transfer all its rights and obligations under this Agreement and each Transaction to an Affiliate pursuant to Section 6(b)(ii), Party A may, at its cost, transfer all its rights, powers and privileges and all its unperformed and future obligations under this Agreement and each Transaction to any person provided that:

                        (A) each Rating Agency has confirmed in writing that the transfer will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes; and

                        (B) that person has a long term credit rating assigned by each Rating Agency of at least the long term credit rating assigned by that Rating Agency to Deutsche Bank as at the date of this Agreement or, otherwise, the Standby Swap Provider provides its written consent to the transfer.

(7)     Termination:

        (a) Termination by Trustee: Party B must not designate an Early Termination Date without the prior written consent of the Relevant Note Trustee.

        (b) Termination by the Relevant Note Trustee: If following an Event of Default or Termination Event, Party B does not exercise its right to terminate a Transaction, then the Relevant Note Trustee may designate an Early Termination Date in relation to that Transaction as if it were a party to this Agreement.

        (c) Termination Payments by Party B: Notwithstanding Section 6(d)(ii), any amount calculated as being due by Party B in respect of any Early Termination Date under Section 6(e) will be payable on the Distribution Date immediately following the date that such amount would otherwise be payable under Section 6(d)(ii) (or will be payable on that date if that date is a Distribution Date) except to the extent that such amount may be satisfied from an earlier distribution under the Security Trust Deed or the payment of an upfront premium in respect of a Replacement Currency Swap in accordance with Part 5(17)(b) of this Schedule.

        (d) Transfers to avoid Termination: Section 6(b)(ii) is amended as follows:

                (i) The following sentence is added at the end of the second paragraph:

                        "However, if Party A is that other party it must, if so requested by the Manager, use reasonable efforts (which will not require Party A to incur a loss, excluding immaterial, incidental expenses) to make such a transfer to an Affiliate provided the Rating Agencies have given prior written confirmation to the Manager that such a transfer will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes.".

                (ii) The third paragraph is deleted and replaced with the following:

                        "Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld:

                        (1) where the other party is Party A, if Party A's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed; or

                        (2) where the other party is Party B, if the Rating Agencies have confirmed in writing that such transfer will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes.".

        (e) Notice of Event of Default. For the purposes of Section 6(a) and (b):

                (i) Party A may only provide a notice specifying an Event of Default to Party B as the Defaulting Party and may only designate an Early Termination Date following a Termination Event where Party A or Party B (or both) is the Affected Party or the Burdened Party; and

                (ii) the Standby Swap Provider may not issue a notice specifying an Event of Default or designating an Early Termination Date (except as Party A on or after the Novation Date).

        (f) Determination of Market Quotation by Party B: If Party B is required to determine a Market Quotation in respect of a Terminated Transaction pursuant to Section 6(e), Party B must consult with Party A in relation to such determination prior to making the determination and must provide to each Reference Market-maker in relation to the Market Quotation such information in relation to the Terminated Transaction, provided by Party A to Party B, as Party A may reasonably request.

(8) No Set-Off: Section 6(e) is amended by deleting the last sentence of the first paragraph.

(9)     Transfer:  Section 7 is replaced with:

        "7.     Essential term: Transfer

        (a) Neither the interests nor the obligations of any party in or under this Agreement (including any Transaction) are capable of being assigned or transferred (whether at law, in equity or otherwise), charged or the subject of any trust (other than the Series Trust or the trusts created pursuant to the Credit Support Document in relation to Party B) or other fiduciary obligation. Any action by a party which purports to do any of these things is void.

        (b)     Nothing in this Section 7:

                (i) restricts a transfer by a party after the other parties have agreed to the variation of this Agreement in accordance with Part 5(20) of the Schedule to the extent necessary to permit such transfer;

                (ii) restricts a novation of the interests and obligations of a party in or under this Agreement (including any Transaction) for the purposes of giving effect to a transfer under Section 6(b)(ii);

                (iii) restricts a transfer by a party of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e);

                (iv) restricts a transfer by Party B or the Manager to a Substitute Trustee or Substitute Manager, respectively, in accordance with the Master Trust Deed;

               (v) restricts Party B from granting security over a Transaction or this Agreement pursuant to any Credit Support Document in relation to Party B; or

               (vi)     limits Parts 5(6)(b)(ii), 5(22), 5(23) or 5(24) of the
                        Schedule.

       (c) Each party acknowledges that the other party enters into this Agreement and each Transaction on the basis that this Section 7 must be strictly observed and is essential to the terms of this Agreement (including each Transaction).".

(10)   Facsimile Transmission: In Section 12:

       (a)     delete Section 12(a)(ii); and

       (b)     replace Section 12(a)(iii) with:

               "(iii) if sent by facsimile transmission:

                      (A) in the case of any notice or other communication pursuant to Parts 5(23) or 5(24) of the Schedule, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);
                           or

                      (B) otherwise, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section unless the recipient notifies the sender within one Business Day of the facsimile being sent that the facsimile was not received in its entirety in legible form;".

(11)   Definitions

       In this Agreement, unless the contrary intention appears:

       (a) Master Trust Deed: subject to Part 5(11)(h) of this Schedule, unless defined in this Agreement words and phrases defined in the Master Trust Deed and the Series Supplement have the same meaning in this Agreement. Subject to
               Part 5(11)(h) of this Schedule, where there is any inconsistency in a definition between this Agreement (on the one hand) and the Master Trust Deed or the Series Supplement (on the other hand), this Agreement prevails. Where there is any inconsistency in a definition between the Master Trust Deed (on the one hand) and the Series Supplement (on the other hand), the Series Supplement prevails over the Master Trust Deed in respect of the Series Trust. Where words or phrases used but not defined in this Agreement are defined in the Master Trust Deed in relation to a Series Trust (as defined in the Master Trust Deed) such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Series Trust;

       (b)     Trustee Capacity:

               (i) a reference to Party B is a reference to Party B in its capacity as trustee of the relevant Series Trust only, and in no other capacity;

               (ii) a reference to the undertaking, assets, business or money of Party B is a reference to the undertaking, assets, business or money of Party B in the capacity referred to in paragraph 11(b)(i) only; and

               (iii) without limiting the foregoing, Section 5(a)(vii) will only apply to Party B in its capacity as trustee of the relevant Series Trust and:

                      (A) reference in Section 5(a)(vii)(1) to Party B being dissolved is to the relevant Series Trust being dissolved;

                      (B) Party B in its capacity as trustee of the relevant Series Trust is not insolvent or unable to pay its debts for the purposes of Section 5(a)(vii)(2) to the extent that its obligation to make any payment is limited by any provision in a Transaction Document in relation to the Series Trust; and

                      (C) the appointment of a Substitute Trustee in relation to the Series Trust in accordance with the Master Trust Deed is not, of itself, an event to which
                           Section 5(a)(vii) applies in relation to Party B.

       (c)     Definitions: in Section 14:

               (i) replace the definitions of "Affected Transactions" and "Local Business Day" with the following:

                      ""Affected Transactions" means, with respect to a Termination Event, all Transactions."; and

                      ""Local Business Day" has the same meaning as "Business Day"." ; and

               (ii)   insert the following new definitions:

                      ""BBSW" or "AUD-BBR-BBSW" in relation to a Calculation Period means the rate appearing at approximately 10.00 am Sydney time on the Reset Date for that Calculation Period on the Reuters Screen page "BBSW" as being the average of the mean buying and selling rates appearing on that page for a bill of exchange having a tenor of three months .
                      If:

                      (a) on that Reset Date fewer than 4 banks are quoted on the Reuters Screen page "BBSW"; or

                      (b) for any other reason the rate for that day cannot be determined in accordance with the foregoing procedures,

                      then "BBSW" or "AUD-BBR-BBSW" means such rate as is specified by the Calculation Agent having regard to comparable indices then available.

                      "Credit Support Annex" means the Credit Support Annex annexed to this Agreement.

                      "Distribution Date" has the meaning given in Section 16.

                      "Inconvertibility Event" means any event beyond the control of CBA that makes it impossible for CBA to convert to U.S. Dollars through customary legal channels an amount of Australian Dollars sufficient to fulfil CBA's obligations under this Agreement and each Transaction.

          "Joint Ratings" means the highest possible jointly supported short term credit rating or long term credit rating, as applicable, that can be determined in relation to Party A and the Standby Swap Provider by Moody's, S&P and Fitch in accordance with Moody's, S&P's and Fitch's respective approaches to jointly supported obligations provided that if either Party A or the Standby Swap Provider has a long term credit rating of less than BBB from S&P the Joint Ratings from S&P will be the credit ratings of the other party.

          "Master Trust Deed" means the Master Trust Deed dated 8 October 1997 between Party B and the Manager, as amended from time to time.

          "Novation Date" means the date upon which the obligations of Deutsche Bank as Party A under this Agreement and each Transaction are novated to the Standby Swap Provider pursuant to Part 5(23)(c) of the Schedule.

          "Prescribed Rating Period" means in relation to the Joint Ratings determined by the Rating Agencies:

         (a) a period of 30 Business Days from the date of determination of the relevant credit rating where any Joint Rating immediately after that determination is less than the relevant Prescribed Rating but greater than or equal to a short term credit rating of A-1 by S&P or a long term credit rating of A- by S&P, a long term credit rating of A3 by Moody's or a short term credit rating of P-2 by Moody's, and a long term credit rating of A- by Fitch; and

         (b) a period of 5 Business Days from the date of determination of the relevant credit rating where any Joint Rating immediately after that determination is less than a short term credit rating of A-1 by S&P and P-2 by Moody's or less than a long term credit rating of A- by S&P, A3 by Moody's and A- by Fitch.

          "Prescribed Ratings" means a short term credit rating of A-1+ by S&P or a long term credit rating of AA- by S&P, a long term credit rating of AA- by Fitch, and a long term credit rating of A2 by Moody's or a short term credit rating of P-1 by Moody's.

          "Relevant Calculation Amount" has the meaning given in Section 16.

          "Relevant Notes" has the meaning given in Section 16.

          "Relevant Note Trustee" has the meaning given in Section 16.

          "Relevant Noteholders" has the meaning given in Section 16.

          "Scheduled Maturity Date" has the meaning given in Section 16.

          "Security Trust Deed" has the meaning given in Section 16.

          "Series Supplement" has the meaning given in Section 16.

          "Series Trust" has the meaning given in Section 16.".

          "Side Agreement" means the Side Agreement dated on or about the date of this Agreement between CBA and Deutsche Bank, as amended from time to time.

(d)  Interpretation:

     (i)  references to time are references to Sydney time;
     (ii) a reference to "wilful default" in relation to Party B means, subject to Part 5(11)(d)(iii) of this Schedule, any wilful failure by Party B to comply with, or wilful breach by Party B of, any of its obligations under any Transaction Document, other than a failure or breach which:

          A. (1) arises as a result of a breach of a Transaction Document by a person other than:

                   (a)  Party B; or

                   (b) any other person referred to in Part 5(11)(d)(iii) of this Schedule; and
              (2) the performance of the action (the non- performance of which gave rise to such breach) is a precondition to Party B performing the said obligation;

          B. is in accordance with a lawful court order or direction or required by law; or

          C. is in accordance with any proper instruction or direction of the Investors given at a meeting convened under the Master Trust Deed;

     (iii)a reference to the "fraud", "negligence" or "wilful default" of Party B means the fraud, negligence or wilful default of Party B and of its officers, employees, agents and any other person where Party B is liable for the acts or omissions of such other person under the terms of any Transaction Document;

     (iv) a reference to "neither party" will be construed as a reference to "no party"; and

     (v) a reference to "other party" will be construed as a reference to "other parties".

(e) ISDA Definitions: The 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc ("ISDA"))
     (as published by ISDA) (the "2000 ISDA Definitions") as at the date of this Agreement are incorporated into this Agreement and each Confirmation.

(f) Inconsistency: Subject to Part 5(11)(a), unless specified otherwise, in the event of any inconsistency between any two or more of the following documents in respect of a Transaction they will take precedence over each other in the following order in respect of that Transaction:

     (i)  any Confirmation;

     (ii) this Schedule and Section 13 ("Elections and Variables") of the Credit Support Annex (as applicable);

     (iii)the 2000 ISDA Definitions; and

     (iv) the printed form of the 1992 ISDA Master Agreement and the printed form of the ISDA Credit Support Annex which form part of this Agreement.

     (g)    Swap Transaction: Any reference to a:

            (i) "Swap Transaction" in the 2000 ISDA Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and

            (ii) "Transaction" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purpose of interpreting the 2000 ISDA Definitions.

     (h) Incorporated Definitions and other Transaction Documents and provisions: Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this Agreement.

(12) Limitation of Liability: Insert the following as Sections 15 and 16, after
     Section 14:

     "15. Party B's Limitation of Liability

            (a) (Limitation on Party B's liability): Party B enters into this Agreement only in its capacity as trustee of the relevant Series Trust and in no other capacity. A liability incurred by Party B acting in its capacity as trustee of the relevant Series Trust arising under or in connection with this Agreement is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of the Assets of that Series Trust out of which Party B is actually indemnified for the liability. This limitation of Party B's liability applies despite any other provision of this Agreement (other than Section 15(c)) and extends to all liabilities and obligations of Party B in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

            (b) (Claims against Party B): The parties other than Party B may not sue Party B in respect of liabilities incurred by Party B acting in its capacity as trustee of a Series Trust in any other capacity other than as trustee of that Series Trust, including seeking the appointment of a receiver (except in relation to Assets of that Series Trust), or a liquidator, or an administrator, or any similar person to Party B or prove in any liquidation, administration or similar arrangements of or affecting Party B (except in relation to the Assets of that Series Trust).

            (c) (Breach of trust): The provisions of this Section 15 will not apply to any obligation or liability of Party B to the extent that it is not satisfied because under the Master Trust Deed, the corresponding Series Supplement or any other corresponding Transaction Document or by operation of law there is a reduction in the extent of Party B's indemnification out of the Assets of the relevant Series Trust, as a result of Party B's fraud, negligence or wilful default.

            (d) (Acts or omissions): It is acknowledged that the Relevant Parties are responsible under the corresponding Transaction Documents for performing a variety of obligations relating to the relevant Series Trust. No act or omission of Party B (including any related failure to satisfy its obligations or any breach of representation or warranty under this Agreement) will be considered fraudulent, negligent or a wilful default of Party B for the purpose of paragraph (c) of this Section 15 to the extent to which the act or omission was caused or contributed to by any failure by any such Relevant Person or any other person appointed by Party B under such a Transaction Document (other than a person whose acts or omissions Party B is liable for in accordance with any such Transaction Document) to fulfil its obligations relating to the relevant Series Trust or by any other act or omission of the Manager or the Servicer or any other such person.

            (e) (No obligation): Party B is not obliged to enter into any commitment or obligation under this Agreement or any Transaction Document (including incur any further liability) unless Party B's liability is limited in a manner which is consistent with this Section 15 or otherwise in a manner satisfactory to Party B in its absolute discretion.

     16.    Segregation

            Party B will enter into each Transaction as trustee of a Series Trust. Each Confirmation in relation to a Transaction must specify the name of the Series Trust to which the Transaction relates. Notwithstanding anything else in this Agreement, but without limiting the generality of Section 15, the provisions of this Agreement (including, without limitation, the Credit Support Annex) shall have effect severally in respect of each Series Trust and shall be enforceable by or against Party B in its capacity as trustee of the relevant Series Trust as though a separate Agreement applied between Party A, Party B (in its capacity as trustee of the Series Trust specified in the relevant Confirmation), the Manager and the Standby Swap Provider for each of Party B's said several capacities, to the intent that (inter alia):

            (a) (References to Party B): unless the context indicates a contrary intention, each reference to "Party B" in this Agreement shall be construed as a several reference to Party B in its respective capacities as trustee of each Series Trust;

            (b) (Separate Agreements): this Master Agreement including, without limitation, this Schedule and the Credit Support Annex together with each Confirmation relating to a particular Series Trust will form a single separate agreement between Party A, the Manager, the Standby Swap Provider and Party B in its capacity as trustee of that Series Trust and references to the respective obligations (including references to payment obligations generally and in the context of provisions for the netting of payments and the calculation of amounts due on early termination) of Party A, the Manager, the Standby Swap Provider or Party B shall be construed accordingly as a several reference to each mutual set of obligations arising under each such separate agreement between Party A, the Manager, the Standby Swap Provider and Party B in its several capacity as trustee of the relevant Series Trust;

            (c) (Representations): representations made and agreements entered by the parties under this Agreement are made and entered severally by Party B in its respective capacities as trustee of each Series Trust and in respect of the relevant Series Trust and may be enforced by Party B against Party A, the Manager or the Standby Swap Provider severally in Party B's said several capacities (and by Party A, the Manager or the Standby Swap Provider against Party B in Party B's said several capacities);

            (d) (Termination): rights of termination, and obligations and entitlements consequent upon termination, only accrue to Party A against Party B severally in Party B's respective capacities as trustee of each Series Trust, and only accrue to Party B against Party A severally in Party B's said several capacities;

            (e) (Events of Default and Termination Events): without limiting Section 15, the occurrence of an Event of Default or Termination Event in respect of one Series Trust shall not in itself constitute an Event of Default or Termination Event in respect of any other Series Trust; and

            (f)     (Definitions):

                    (i)     the term "Series Trust":

                            (A) in this Section 16, means each Series Trust (as defined in the Master Trust Deed) specified or to be specified, as the context requires, as the relevant Series Trust in the Confirmation for a Transaction; and

                            (B) elsewhere in this Agreement, means each such Series Trust severally in accordance with the preceding provisions of this
                                    Section 16;

                    (ii)    the term "Transaction":

                            (A) in this Section 16, means each Transaction governed by this Agreement; and

                            (B) elsewhere in this Agreement, means each such Transaction entered into by the trustee as Trustee of the relevant Series Trust;

                    (iii)   the term "Agreement":

                            (A) in this Section 16, and elsewhere if so specified, means this Master Agreement, including, without limitation, this Schedule and the Credit Support Annex, and all Confirmations governed by this Master Agreement; and

                            (B) elsewhere, unless specified otherwise, means the separate agreement referred to in
                                    Section 16(b) in respect of each particular
                                    Series Trust;

                    (iv) the terms "Distribution Date", "Relevant Calculation Amount", "Relevant Note Trustee", "Relevant Notes","Relevant Noteholders", "Scheduled Maturity Date", "Security Trust Deed" and "Series Supplement" in this Agreement to the extent that it applies in relation to a Series Trust have the respective meanings given to them in the Confirmations for the Transactions of that Series Trust.".

(13) Further Assurances: Each party will, upon request by the other party (the "requesting party") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires (and, in the case of Party B, are within the powers granted to Party B under the Master Trust Deed) to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this Agreement and each Transaction or other dealing which occurs under or is contemplated by it.

(14) Procedures for Entering into Transactions

     (a) With respect to each Transaction entered into pursuant to this Agreement and for the purposes of Section 9(e)(ii), Party A will, by or promptly after the relevant Trade Date, send Party B, the Standby Swap Provider and the Manager a Confirmation substantially in the form set out in Annexure 1 (or in such other form as may be agreed between Party A, Party B, the Standby Swap Provider and the Manager), and Party B, the Standby Swap Provider and the Manager must promptly then confirm the accuracy of and sign and return, or request the correction of, such Confirmation; and

     (b) Party B will enter into each Transaction in its capacity as trustee of the Series Trust.

(15) Authorised Officer: Each party will be entitled to assume, in the absence of any knowledge to the contrary, that any Confirmation, notice or other written communication, which is issued in respect of this Agreement and which is purported to be signed on behalf of another party by a person specified in the certificate provided by that other party under Part 3(b) of this Schedule, is authorised by that other party.

(16) Recorded Conversations:  Each party:

     (a) consents to the electronic recording of its telephone conversations with another party (or any of its associated persons) with or without the use of an automatic tone warning device;

     (b) will provide transcripts of such recordings (if any) upon reasonable request by the other party (at the reasonable cost of the party requesting);

     (c) acknowledges that such recordings and transcripts can be used as evidence by either party in any dispute between them; and

     (d) acknowledges that no party is obligated to maintain copies of such recordings and transcripts for the benefit of the other party.

(17) Replacement Currency Swap Agreement:

     (a) If any Transaction under this Agreement is terminated prior to the day upon which the Relevant Notes are redeemed in full, Party B may,at the direction of the Manager, enter into one or more currency swaps which replace that Transaction (collectively a "Replacement Currency Swap") provided that:

            (i) the Rating Agencies confirm in writing that the entry into the Replacement Currency Swap by Party B does not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes; and

            (ii) the liability of Party B under the Replacement Currency Swap is limited to at least the same extent that its liability is limited under that Transaction.

     (b) If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and a Settlement Amount is payable by Party B to Party A upon termination of the Transaction referred to in Part 5
            (17)(a) of this Schedule, Party B must, on the direction of the Manager, pay any upfront premium to enter into the Replacement Currency Swap received by Party B from the Replacement Currency Swap provider to Party A in satisfaction of and to the extent of Party B's obligation to pay the

            Settlement Amount to Party A, and to the extent such premium is not greater than or equal to the Settlement Amount, the balance may be satisfied by Party B as an Expense.

     (c) If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and a Settlement Amount is payable by Party A to Party B upon termination of the Transaction referred to in Part 5
            (17)(a) of this Schedule, Party B may direct Party A to pay that amount to the Replacement Currency Swap provider in satisfaction of or towards and to the extent of Party B's obligation (if any) to pay an upfront premium to the Replacement Currency Swap provider to enter into the Replacement Currency Swap.

     (d)    The obligations of Party B (and the rights of Party A) under this
            Part 5(17) will survive the termination of this Agreement.

(18) Knowledge or Awareness: Subject to Section 12(a), each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party or any Related Body Corporate of that party which have the day to day responsibility for the administration or management of that party's (or a Related Body Corporate of that party's) obligations in relation to the Series Trust or the Transactions entered into under this Agreement having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way).

(19) Restrictions on Party B's Rights: Party B must at all times act in accordance with the instructions of the Manager in relation to this Agreement.

(20) Amendment to this Agreement: The parties to this Agreement may only amend this Agreement in accordance with clause 33.1(b) of the Series Supplement.

(21) Appointment of Manager: Party B hereby exclusively appoints the Manager as its attorney to act on Party B's behalf and exercise all rights and powers of Party B with respect to this Agreement. Without limiting the generality of the foregoing, the Manager may issue and receive on behalf of Party B all notices, certificates and other communications to or by Party A under this Agreement until such time as Party B serves written notice on Party A of the revocation of the Manager's authority to act on behalf of Party B in accordance with this Part 5(21).

(22) Ratings Downgrade:

     (a) (Downgrade): If, as a result of the reduction or withdrawal of the credit rating of Party A or the Standby Swap Provider a Joint Rating is less than the relevant Prescribed Rating, Party A must by the expiry of the Prescribed Rating Period in relation to the credit ratings assigned by the Rating Agencies to Party A and the Standby Swap Provider at that time (or such greater period as is agreed to in writing by each relevant Rating Agency), at its cost alone and at its election:

            (i) provided that the short term Joint Rating by S&P is greater than or equal to A-1 or the long term Joint Rating by S&P is greater than or equal to A- and the long term Joint Rating by Fitch is greater than or equal to A-, lodge collateral in accordance with the Credit Support Annex in an amount equal to the Collateral Amount as defined in Part 5(22)(b) of this Schedule; or

            (ii) enter into, and procure that the Standby Swap Provider enters into, an agreement novating Party A's and/or the Standby Swap Providers' rights and obligations under this Agreement and each Transaction to a replacement counterparty acceptable to the Manager and the Standby

                      Swap Provider and which the Rating Agencies confirm in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes; or

               (iii) enter into, or procure that the Standby Swap Provider enters into, such other arrangements in respect of each Transaction which the Rating Agencies confirm in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes.

               Notwithstanding that Party A has elected to satisfy its obligations pursuant to this Part 5(22)(a) in a particular manner, it may subsequently and from time to time vary the manner in which it satisfies its obligations pursuant to this
               Part 5(22)(a) (but will not be entitled to any additional grace period in relation to such a variation).

       (b) (Collateral Amount): For the purpose of this Part 5(22) the Collateral Amount will be an amount equal to the greater of the following:

               (i)    zero;

               (ii) if the Joint Rating is below the Prescribed Rating in relation to S&P, CCR;

               (iii) if the Joint Rating is below the Prescribed Rating in relation to Moody's, an amount acceptable to Moody's and sufficient to maintain the credit rating assigned to the Relevant Notes by Moody's immediately prior to the review of the Joint Rating by Moody's; and

               (iv) if the Joint Rating is below the Prescribed Rating in relation to Fitch, an amount acceptable to Fitch and sufficient to maintain the credit rating assigned to the Relevant Notes by Fitch immediately prior to the review of the Joint Rating by Fitch.

               Where:

               CCR = CR x 1.030

               CR = MTM + VB

               MTM means the aggregate mark-to-market value (whether positive or negative) of each Transaction determined in accordance with
               Part 5(22)(c) of this Schedule no earlier than 3 Business Days prior to the date that the Collateral Amount is lodged.

               VB means the volatility buffer, being the value calculated by multiplying the Relevant Calculation Amount as at the most recent Distribution Date by the relevant percentage obtained from the following table:

------------------------------------------------------------------------------------------------------
Party A's and the         Where the period         Where the period           Where the period
Standby Swap              between the date of      between the date of        between the date of
Provider's jointly        recalculation and the    recalculation and the      recalculation and the
supported long term       Scheduled Maturity       Scheduled Maturity         Scheduled Maturity
credit rating by S&P      Date is less than or     Date is greater than 5     Date is greater than 10
                          equal to 5 years         years and less than or     years
                                                   equal to 10 years
------------------------------------------------------------------------------------------------------
A+                        1.05                     1.75                       3.0
------------------------------------------------------------------------------------------------------
A                         1.35                     2.45                       4.5
------------------------------------------------------------------------------------------------------
A-                        1.5                      3.15                       6
------------------------------------------------------------------------------------------------------

       (c) (Mark to Market Value): If collateral has been lodged or is to be lodged under Part 5(22)(a)(i) of this Schedule and Part 5(22)(b)(ii) of this Schedule applies, Party A must calculate the mark-to-market value of each Transaction by obtaining 2 bids from counterparties with the Prescribed Ratings willing to provide each Transaction in the absence of Party A. The mark-to-market value may be a positive or a negative amount.
               A bid has a negative value if the payment to be made is from the counterparty to Party A and has a positive value if the payment to be made is from Party A to the counterparty. The mark-to-market value is the higher of the bids (on the basis that any bid of a positive value is higher than any bid of a negative value).

       (d) (Recalculation): If collateral has been lodged under Part 5(22)(a)(i) of this Schedule then, unless collateral is no longer required to be lodged in accordance with Part 5(22)(a) of this Schedule, Party A must recalculate the Collateral Amount (including, if Part 5(22)(b)(ii) of this Schedule applies the CCR and the mark-to-market value) on each Valuation Date. If:

               (i) the Value on such Valuation Date of all Posted Credit Support held by the Secured Party is less than the recalculated Collateral Amount, the difference is the Delivery Amount in relation to that Valuation Date; or

               (ii) the Value on such Valuation Date of all Posted Credit Support held by the Secured Party is greater than the recalculated Collateral Amount, the difference is the Return Amount in relation to that Valuation Date.

       (e) (Definitions): For the purposes of this Part 5(22) "Delivery Amount", "Posted Credit Support", "Return Amount", "Secured Party", "Value" and "Valuation Date" have the same meaning as in the Credit Support Annex.

(23)   Standby Swap Provider:

       (a) (Commitment): Notwithstanding any other provision in this Agreement to the contrary, if Deutsche Bank as Party A fails to:

               (i) make, when due, any payment required to be made by it to Party B under a Transaction; or

               (ii) comply with any obligation under Part 5(22) of this Schedule within the required period,

               then:

               (iii) as soon as practicable following such failure but, in relation to a failure to pay under a Transaction, in any event no later than 12.00 noon (New York time) on the due date for such payment or, in relation to a failure to comply with an obligation under Part 5(22) of this Schedule, no later than the Business Day following the due date for compliance with such obligation, Party B must notify Deutsche Bank as Party A and the Standby Swap Provider in writing of such failure and:

                      (A) the amount of the defaulted payment and the basis of calculation of the defaulted payment; or

                      (B)    details of the failure to comply with the
                          obligation under Part 5(22) of this Schedule, as the case may be; and

               (iv) as soon as reasonably practicable after its receipt of such notice (and in any event, in relation to a failure to pay under a Transaction, no later than 2.30 pm (New York time) on the due date for such payment, and, in relation to a failure to comply with an obligation under Part 5(22) of this Schedule, no later than 3 Business Days after the failure to comply with such obligation, provided, in each case, that notice has been given by Party B by the required times in accordance with Part 5(23)(a)(iii) of this Schedule) the Standby Swap Provider must:

                      (A) in relation to a failure to pay under a Transaction, pay to Party B the amount then owing by Deutsche Bank as Party A to Party B under that Transaction by depositing such amount into the Collections Account in cleared funds; and

                      (B) in relation to a failure to comply with an obligation under Part 5(22) of this Schedule, satisfy the obligations of Deutsche Bank as Party A under Part 5(22) of this Schedule.

       (b)     (Reimbursement): If on any day the Standby Swap Provider:

               (i) makes a payment pursuant to Part 5(23)(a)(iv)(A) of this Schedule, Deutsche Bank as Party A must by 2.00 pm (New York time) on the next following Business Day (or such other time as the Standby Swap Provider may agree in writing) pay to the Standby Swap Provider an amount equal to that payment by depositing such amount into the account which the Standby Swap Provider nominates for this purpose in cleared funds; or

               (ii) satisfies the obligations of Deutsche Bank as Party A pursuant to Part 5(23)(a)(iv)(B) of this Schedule, Deutsche Bank as Party A must:

                      (A) within 3 Business Days, fulfill its obligations under Part 5(22) of this Schedule such that any collateral lodged by the Standby Swap Provider pursuant to Part 5(22)(a)(i) of this Schedule or any other arrangement made by the Standby Swap Provider pursuant to Part 5(22)(a)(iii) of this
                             Schedule is returned to the Standby Swap Provider or will cease (but Deutsche Bank as Party A will have no obligations to the Standby Swap Provider under this Part 5(23)(b)(ii)(A) in relation to any novation pursuant to Part 5(22)(a)(ii) of this Schedule);

                      (B) upon demand by the Standby Swap Provider, indemnify the Standby Swap Provider from and against any cost or liability (including, without limitation, funding costs) incurred by the Standby Swap Provider in satisfying those obligations.

       (c)     (Novation): If:

               (i) Deutsche Bank as Party A defaults in its payment obligations under Part 5(23)(b)(i) or (b)(ii)(B) of this Schedule for reasons other than solely a technical, computer or similar error outside the control of Party A and such default is not remedied on or before one Business Day after such failure; or

               (ii) Deutsche Bank as Party A fails to fulfill its obligations under Part 5(23)(b)(ii)(A) of this Schedule,

               then:

               (iv) Deutsche Bank's rights, powers, privileges and obligations as Party A under this Agreement and each Transaction terminate other than its rights, powers, privileges and obligations pursuant to Part 5(23)(d) of this Schedule and Paragraph 13(m)(vii) of the Credit Support Annex;

               (v) subject to Part 5(23)(c)(vii) of this Schedule, Deutsche Bank will be taken to have transferred its rights powers and privileges as Party A under this Agreement and each Transaction to the Standby Swap Provider and the Standby Swap Provider will be taken to have assumed obligations equivalent to those that Deutsche Bank as Party A had under this Agreement and each Transaction;

               (vi) Party B and the Standby Swap Provider will be taken to have released Deutsche Bank as Party A from all its unperformed and future obligations under this Agreement and each Transaction other than its present and future obligations pursuant to Part 5(23)(d) of this Schedule;

               (vii) this Agreement and the Confirmation relating to each Transaction shall be construed as if the Standby Swap Provider was a party to it in place of Party A except that:

                      (A) references to "Deutsche Bank as Party A" will not apply to the Standby Swap Provider as Party A;

                      (B) references to any jointly supported credit rating of Party A and the Standby Swap Provider will be deemed to be references to the relevant credit rating of the Standby Swap Provider;

                      (C) without limiting Part 5(23)(c)(vii)(A) of this Schedule, this Part 5(23) and Paragraph 13(m)(vii) of the Credit Support Annex will not apply to the Standby Swap Provider as Party A;

                      (D) the Standby Swap Provider must (if it has not already done so) satisfy the obligations of Party A under Part 5(22)(a) of this Schedule within 10 Business Days of the Novation Date on the basis that any collateral lodged by Deutsche Bank as Party A (or on behalf of Deutsche Bank as Party A under Part 5(23)(a)(iv)(B) of this Schedule or clause 2 of the Side Agreement) or any other arrangements made by Deutsche Bank as Party A pursuant to Part 5(22)(a)(iii) of this Schedule will be returned to Deutsche Bank as Party A (or the Standby Swap Provider, as applicable) or will cease (but such collateral will only be returned and such arrangements will only cease upon compliance by the Standby Swap Provider with its obligations under this Part 5(23)(c)(vii)(D) and otherwise, where applicable, in accordance with Paragraph 13(m)(vii) of the Credit Support Annex, the Side Agreement or the terms of such arrangements).

       (d) (Termination Payment): Following novation under Part 5(23)(c) of this Schedule Deutsche Bank as Party A must pay the Standby Swap Provider or the Standby Swap Provider must pay Deutsche Bank as Party A an amount (the "Novation Settlement Amount") being:

               (i) in the case of payment by Deutsche Bank as Party A to the Standby Swap Provider, an amount equal to the amount
                      (if any) that would be payable by Party A to Party B; and

               (ii) in the case of payment by the Standby Swap Provider to Deutsche Bank as Party A, an amount equal to the amount (if any) that would be payable by Party B to Party A,

          if each Transaction had been terminated, calculated and payable in accordance with Sections 6(d) and (e) on the basis that:

          (i) the Novation Date is the Early Termination Date and the Novation Settlement Amount is due and payable on the day that notice of the amount payable is effective;

          (ii) the Early Termination Date has resulted from an Event of Default in respect of which Party A is the Defaulting Party;

          (iii) all calculations and determinations which would have been done by Party B are done by the Standby Swap Provider and all calculations and determinations that would have been done by Party A are done by Deutsche Bank;

          (iv) a reference to Unpaid Amounts owing to Party B is a reference to such amounts payable by Party A to the Standby Swap Provider pursuant to Part 5(23)(b) and (e) of this Schedule and there are no Unpaid Amounts owing to Party A;

          (v) without limiting the foregoing, for the purposes of the definition of "Market Quotation" in Section 14 each Reference Market-maker would be required, upon entering into a Replacement Transaction, to fulfill the obligations of Party A under Part 5(22)(a) of this Schedule and to comply with
                  Section 2(d) as amended by Part (5)(1)(f) and (g) of this Schedule; and

          (vi)    the Termination Currency is U.S. Dollars.

     (e) (Default Interest): If Deutsche Bank as Party A defaults in the performance of any payment obligations under Part 5(23)(b) or
          Part 5(23)(d) of this Schedule, it must pay interest (before as well as after judgment) on the overdue amount to the Standby Swap Provider on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

     (f) (Irrevocable Notice): If the Standby Swap Provider satisfies the obligations of Deutsche Bank as Party A under Part 5(23)(a)(iv)(B) of this Schedule by lodging collateral on behalf of Deutsche Bank as Party A pursuant to Part 5(22)(a) of this Schedule, Deutsche Bank as Party A must promptly provide an irrevocable notice to Party B (copied to the Standby Swap Provider) directing Party B that any such collateral, and any Distribution or Interest Amount (as those terms are defined in the Credit Support Annex) with respect to such collateral, is to be returned or paid to the Standby Swap Provider and not to Deutsche Bank as Party A.

(24) Inconvertibility: If prior to the Novation Date an Inconvertibility Event occurs the Standby Swap Provider's rights, powerprivileges and obligations under this Agreement and each Transaction will terminate upon the Standby Swap Provider delivering a notice expressed to be given under this provision to Party A, Party B and the Manager and Party B will be taken to have released the Standby Swap Provider from all its unperformed and future obligations under this Agreement and each Transaction. Following the delivery of such a notice in accordance with this Part
     5(24), references to any jointly supported credit rating of Party A and the Standby Swap Provider will be deemed to references to the relevant credit rating of Party A.

(25) No Amendment: Each of Party B and the Manager agrees that it will not consent to any amendment to any provision in any Transaction Document in relation to the Series Trust dealing with the ranking, priority or entitlement of Party A in respect of any security or moneys relating to the Series Trust without the prior written consent of Party A and the Standby Swap Provider.

Annexure 1
                      FORM OF CONFIRMATION [NAME OF SERIES TRUST]

                                 [Letterhead of Party A]

[DATE]

To:  Perpetual Trustee Company Limited      Securitisation Advisory Services Pty. Limited
     as trustee of the Series Trust         Level 6
     Level 7                                48 Martin Place
     9 Castlereagh Street                   Sydney  NSW  2000
     Sydney  NSW 2000                       AUSTRALIA
     AUSTRALIA

     Attention:  Manager, Securitisation    Attention: Manager, Securitisation
                Services

     Commonwealth Bank of Australia
     Level 1
     48 Martin Place
     Sydney  NSW  2000
     AUSTRALIA

     Attention:   Manager, Securitisation

CONFIRMATION - [NAME OF TRANSACTION]

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the terms specified below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation is entered into by Perpetual Trustee Company Limited, ABN 42
000 001 007 as trustee of the Series [    ] Medallion Trust (the "Series
Trust").

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of [    ], as amended, novated or supplemented from
time to time (the "Agreement"), between Deutsche Bank AG, New York Branch ("Party A"), Perpetual Trustee Company Limited, ABN 42 000 001 007 as trustee of, inter alia, the Series Trust ("Party B"), Securitisation Advisory Services Pty. Limited, ABN 88 064 133 946 (the "Manager") and Commonwealth Bank of Australia, ABN 48 123 123 124 (the "Standby Swap Provider"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

This Confirmation incorporates the attached Definitions Schedule which forms part of, and is subject to, this Confirmation.

The terms of the particular Transaction to which this Confirmation relates are specified below:

1.     Our Reference:             [            ]

2.     Trade Date:                [            ]

3.     Effective Date:            Issue Date in respect of the Relevant Notes

4.     Termination Date:          The earlier of:

                                  (a) the date that the Relevant Notes have been redeemed in full in accordance with the Note

                                                Conditions; and

                                        (b)     the Scheduled Maturity Date.
5.1     Floating Amounts

5.1     Floating Amounts Payable by
        Party A (subject to Paragraph
        9 of this Confirmation):

(a)     Floating Rate Payer:            Party A

        Calculation Amount:             For each Floating Rate Payer Payment
                                        Date, one half of the aggregate Invested
                                        Amount of the Relevant Notes as at the
                                        first day of the Calculation Period
                                        ending on but excluding that Floating
                                        Rate Payer Payment Date. The Calculation
                                        Amount for the initial Calculation
                                        Period will be USD500,000,000. The
                                        Calculation Amount will not ever exceed
                                        USD500,000,000 for any Calculation
                                        Period.

        Floating Rate Payer Payment
         Dates:                         Each Distribution Date during the period
                                        commencing on and including [      ] and
                                        ending on and including the Termination
                                        Date, subject to adjustment in
                                        accordance with the Following Business
                                        Day Convention

        Floating Rate Option:           USD-LIBOR-BBA except that:

                                        (a)     references to "London Banking
                                        Days" in section 7.1(a)(w)(xvii) and
                                        (xx) of the Annex (June 2000 version) to the 2000 ISDA Definitions will be replaced with references to "Banking Days" as that expression is defined in the Note Conditions:

                                        (b)     references to "Telerate Page
                                        3750" in section 7.1(w)(xvii) of the
                                        Annex (June 2000 version) to the 2000
                                        ISDA Definitions will be replaced with
                                        references to "Rate Page" as that
                                        expression is defined in the Note
                                        Conditions; and

                                        (c)     if USD-LIBOR-BBA cannot be
                                        determined in accordance with the 2000
                                        ISDA Definitions as varied above
                                        (including endeavouring to determine a
                                        rate under the definition of
                                        "USD-LIBOR-Reference banks" in section
                                        7.1(w)(xx)), it will remain as the most
                                        recently determined rate obtained from a Rate Page for a preceding Calculation Period.

        Designated Maturity:            [    ] months (except that Linear
                                        Interpolation using [     ] and [      ]
                                        months will apply in respect of the
                                        first Calculation Period)

        Spread:                         In respect of:

                                        (a) Floating Rate Payer Payment Dates on
                                            or prior to [     ] (or if that day
                                            is not a Business Day, the next
                                            following Business Day), [     ];and

                                        (b) Floating Rate Payer Payment Dates
                                            after

                                                  [     ] (or if that day is
                                                  not a Business Day, the next
                                                  following Business Day), [ ].

     Floating Rate Day Count Fraction:        Actual/360

     Reset Dates:                             The first day of each Calculation
                                              Period

     Compounding:                             Inapplicable

(b)  Class A-1 Unpaid Coupon Amount           If on any Distribution Date there
                                              is an A$ Class A-1 Unpaid
                                              Interest Amount, then on the
                                              Floating Rate Payer Payment Date
                                              which falls on that Distribution
                                              Date, Party A will pay to Party B
                                              an amount calculated as follows:

                                                             LIBOR
                                              $USUC = $AUC * ----- * $US
                                                             BBSW
                                              Exchange Rate

                                              where:

                                              $US UC = the amount to be paid by
                                                       Party A;

                                              $A UC =  the A$ Class A-1 Unpaid
                                                       Interest Payment in
                                                       relation to that
                                                       Distribution Date;

                                              LIBOR =  the Floating Rate Option
                                                       under this paragraph 5.1
                                                       in respect of the Reset
                                                       Date which is the same
                                                       day as that Floating
                                                       Rate Payer Payment Date;

                                              BBSW =   the Floating Rate Option
                                                       under paragraph 5.2 in
                                                       respect of the Reset
                                                       Date which is the  same
                                                       day as that Floating
                                                       Rate Payer Payment Date.

5.2  Floating Amounts Payable by Party
     B (subject to paragraph 9 of this
     Confirmation):

(a)  Floating Rate Payer:                     Party B

     Calculation Amount:                      For each Floating Rate Payer
                                              Payment Date, the A$ Equivalent
                                              of one half of the aggregate
                                              Invested Amount of the Relevant
                                              Notes as at the first day of the
                                              Calculation Period ending on but
                                              excluding that Floating Rate
                                              Payer Payment Date

     Floating Rate Payer Payment Dates:       Each Distribution Date during the
                                              period commencing on and
                                              including [ ] and ending on and
                                              including the Termination Date,
                                              subject to adjustment in
                                              accordance with the Following
                                              Business Day Convention

     Floating Rate Option:                    AUD-BBR-BBSW

     Designated Maturity:                     [     ] months (except that
                                              Linear Interpolation using [    ]
                                              and [     ] months will apply in
                                              respect of the first Calculation
                                              Period)

     Spread:                                  In respect of:

                                              (a)    Floating Rate Payer
                                                     Payment Dates on or prior
                                                     to [    ] (or if that day
                                                     is not a Business Day, the
                                                     next following Business
                                                     Day), [    ]; and

                                              (b)    Floating Rate Payer
                                                     Payment Dates after [    ]
                                                     (or if that day is not a
                                                     Business Day, the next
                                                     following Business Day),
                                                     [    ].

     Floating Rate Day Count Fraction:        Actual/365 (Fixed)

     Reset Dates                              The first day of each Calculation
                                              Period

     Compounding:                             Inapplicable

(b)  A$ Class A-1 Unpaid Interest Amount      If on any Distribution Date there
                                              is an A$ Class A-1 Unpaid
                                              Interest Amount, then on the
                                              Floating Rate Payer Payment Date
                                              which falls on that Distribution
                                              Date Party B will pay to Party A
                                              the A$ Class A-1 Unpaid Interest
                                              Payment in relation to that
                                              Distribution Date.

5.3  No Limit to Rights:                      Nothing in paragraphs 5.1(b) or
                                              5.2(b) is to be construed as
                                              limiting Party A's or Party B's
                                              rights in relation to a failure
                                              by the other to pay the full
                                              amount of a Floating Amount
                                              calculated in accordance with
                                              paragraphs 5.1(a) or 5.2(a), as
                                              applicable, on a Floating Rate
                                              Payer Payment Date (including any
                                              right to designate an Early
                                              Termination Date in accordance
                                              with Section 6(a)

6.   Exchanges

6.1  Initial Exchange:

     Initial Exchange Date:                   Closing Date

     Party A Initial Exchange Amount:         The A$ Equivalent of the Party B
                                              Initial Exchange Amount, being
                                              A$[     ]

     Party B Initial Exchange Amount:         One half of the Initial Invested
                                              Amount of the Relevant Notes on
                                              the Issue Date, being US$[    ]

                                              Notwithstanding Section 2(a)(ii)
                                              of the Agreement, Party A must
                                              pay the Party A Initial Exchange
                                              Amount to Party B by 4.00pm
                                              (Sydney time) on the Initial
                                              Exchange Date and Party B must
                                              pay Party A the Party B Initial
                                              Exchange Amount by 4.00pm (New
                                              York time) on the Initial
                                              Exchange Date. Section 2(a)(v) of
                                              the Agreement will not apply to
                                              the payments of the Initial
                                              Exchange Amounts.

6.2  Interim Exchange:

     Interim Exchange Date:                   Each Distribution Date (other
                                              than the Final Exchange Date)

     Party A Interim Exchange Amount:         In respect of an Interim
                                              Exchange Date means the US$
                                              Equivalent of one half of the A$
                                              Class A-1 Principal Amount in
                                              relation to the Distribution Date
                                              occurring on that Interim
                                              Exchange Date

     Party B Interim Exchange Amount:         In respect of an Interim Exchange
                                              Date means one half of the A$
                                              Class A-1 Principal Amount in
                                              relation to the Distribution Date
                                              occurring on that Interim
                                              Exchange Date
6.3  Final Exchange:

     Final Exchange Date:                     Termination Date

     Party A Final Exchange Amount:           The US$ Equivalent of one half of
                                              the A$ Class A-1 Principal Amount
                                              in relation to the Distribution
                                              Date which is the Final Exchange
                                              Date

     Party B Final Exchange Amount:           One half of the A$ Class A-1
                                              Principal Amount in relation to
                                              the Distribution Date which is
                                              the Final Exchange Date

7.   Exchange Rates:

     For the purpose of the definitions of
     "A$ Equivalent" and "US$
     Equivalent":

     US$ Exchange Rate:                       [             ]

     A$ Exchange Rate:                        [             ]

8.   Account Details:

8.1  Payments to Party A

     Account for payments in US$:             The account notified in writing
                                              by Party A to Party B in
                                              accordance with Part 5(3)(ii) of
                                              the Schedule to the Agreement

     Account for payments in A$:              The account notified in writing
                                              by Party A to Party B in
                                              accordance with Part 5(3)(i) of
                                              the Schedule to the Agreement

8.2  Payments to Party B

     Account for payments in US$:             The account notified in writing
                                              by the Principal Paying Agent to
                                              Party A in accordance with Part
                                              5(2)(ii) of the Schedule to the
                                              Agreement

     Account for payments in AS:              The account notified in writing
                                              by Party B to Party A in
                                              accordance with Part 5(2)(i) of
                                              the Schedule to the Agreement

9.   Notifications to Party A                 On or before the Determination
                                              Time in respect of each
                                              Distribution Date the Manager
                                              must notify Party A and the
                                              Standby Swap Provider in writing
                                              of:

                                              (a)    the A$ Class A-1 Principal
                                                     Amount which the Manager
                                                     has directed Party B to
                                                     pay to Party A on that
                                                     Distribution Date pursuant
                                                     to clause 10.5(b)(i) of
                                                     the Series Supplement;

                                              (b)    the A$ Class A-1 Interest
                                                     Payment in relation to
                                                     that Distribution Date;

                                              (c)    the amounts (if any)
                                                     allocated to the Class A-1
                                                     Notes in respect of any
                                                     Principal Charge-off or
                                                     Principal Charge-off
                                                     Reimbursement on the
                                                     immediately preceding
                                                     Determination Date in
                                                     accordance with Conditions
                                                     7.9 and 7.10 of the Note
                                                     Conditions; and

                                              (d)    the A$ Class A-1 Unpaid
                                                     Interest Payment (if any)
                                                     in relation to that
                                                     Distribution Date.

10.  Offices:                                 The Office of Deutsche Bank (on
                                              or from the Novation Date) as
                                              Party A is New York.

                                              The Office of CBA as Party A for
                                              each Transaction is Sydney.

                                              The Office of Party B for each
                                              Transaction is Sydney.
Please confirm that the above correctly sets out the terms of our agreement in respect of each Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely


Confirmed as at the date first written above:

SIGNED for and on behalf of
DEUTSCHE BANK AG, NEW YORK
BRANCH


By:

         (Authorised Officer )

Name:

Title:

Confirmed as at the date first written above:  Confirmed as at the date first written above:

SIGNED for and on behalf of                    SIGNED for and on behalf of
PERPETUAL TRUSTEE                              SECURITISATION ADVISORY SERVICES PTY. LIMITED, ABN 88  064 133 946
COMPANY LIMITED, ABN 42 000 001 007
as trustee of the Series
[        ] Medallion Trust


By:                                            By:
         (Authorised Officer)                            (Authorised Officer)

Name:                                          Name:

Title:                                         Title:


SIGNED for and on behalf of
COMMONWEALTH BANK OF
AUSTRALIA, ABN 48 123 123 124


By:
         (Authorised Officer)

Name:

Title:

                             Definitions Schedule


In this Confirmation and in the Agreement to the extent that it relates to the Series Trust, unless the context otherwise requires:

"A$ Class A-1 Unpaid Interest Payment" means in relation to a Distribution
Date the amount available to be allocated towards payment to Party A in respect of A$ Class A-1 Unpaid Interest Amounts on that Distribution Date in accordance with clause 10.2(k)(i) of the Series Supplement determined on the basis that all amounts allocated towards payment of A$ Class A-1 Interest Amounts and A$ Class A-1 Unpaid Interest Amounts pursuant to clause 10.2(k)(i) of the Series Supplement are allocated first towards payment of A$ Class A-1 Interest Amounts and then, once the A$ Class A-1 Interest Amounts are paid in full, towards payment of A$ Class A-1 Unpaid Interest Amounts.

"Determination Time" in relation to a Distribution Date means on or about 11.00am Sydney time 1 Business Day prior to that Distribution Date.

"Distribution Date" has the same meaning as in the Series Supplement.

"Note Conditions" means the terms and conditions of the Relevant Notes annexed to the Relevant Notes.

"Relevant Calculation Amount" means the Calculation Amount referred to in paragraph 5.1 of this Confirmation.

"Relevant Notes" means the Class A-1 Notes issued by the Trustee under the US Dollar Note Trust Deed.

"Relevant Noteholders" means the Class A-1 Noteholders as that term is defined in the US Dollar Note Trust Deed.

"Relevant Note Trustee" means The Bank of New York, New York Branch or, if the Bank of New York is removed or retires as the trustee for the Class A-1 Noteholders, any person appointed from time to time in its place in accordance with the US Dollar Note Trust Deed.

"Scheduled Maturity Date" has the same meaning as in the Series Supplement.

"Security Trust Deed" means the Security Trust Deed dated on or about the date of this Confirmation between Party B, the Manager, the Relevant Note Trustee and P.T. Limited, ABN 67 004 454 666.

"Series Supplement" means the Series Supplement dated on or about the date of this Confirmation between CBA, Homepath Pty Limited, ABN 35 081 986 530, Party B and the Manager.

"US Dollar Note Trust Deed" means the US Dollar Note Trust Deed dated on or about the date of this Confirmation between Party B, the Manager and the Relevant Note Trustee.


Terms defined in the Note Conditions have the same meaning in this Confirmation unless otherwise defined in this Confirmation.

 Paragraph 13 to New York Law Credit Support Annex

(13)    Elections and Variables

        (a)     Security Interest for "Obligations"

                The term "Obligations" as used in this Annex includes the additional obligations referred to in Paragraph 13(m)(vii)(B).

        (b)     Credit Support Obligations

                (i)     Delivery Amount and Return Amount

                        "Delivery Amount" for a Valuation Date means the amount of collateral calculated in accordance with
                        Part 5(22)(d)(i) of the Schedule to this Agreement for that Valuation Date.

                        "Return Amount" for a Valuation Date means the amount of collateral calculated in accordance with Part 5(22)
                        (d)(ii) of the Schedule to this Agreement for that Valuation Date.

                (ii) Eligible Collateral. The following items will qualify as "Eligible Collateral" for Party A provided that the items specified in paragraphs (E), (F), (G)and(H) will only qualify as "Eligible Collateral" of Party A upon receipt by Party B and the Standby Swap Provider of an opinion as to the perfection of the Secured Party's security interest in such items in form and substance (and issued by legal counsel) satisfactory to Party B and the Standby Swap Provider:


                                                                      Valuation
                                                                     Percentage
                        (A)     negotiable debt obligations issued        98%
                                by the U.S. Treasury Department
                                having a remaining maturity of not
                                 more than one year

                        (B)     negotiable debt obligations issued        95%
                                by the U.S. Treasury Department
                                having a remaining maturity of more
                                than one year but not more than five
                                years

                        (C)     negotiable debt obligations issued by     93%
                                the U.S. Treasury Department having a
                                remaining maturity of more than five
                                years but not more than ten years

                        (D)     negotiable debt obligations issued by     90%
                                the U.S. Treasury Department having a
                                remaining maturity of more than ten
                                years

                        (E)     Agency Securities having a remaining      97%
                                maturity of not more than one year

                        (F)     Agency Securities having a remaining      94%
                                maturity of more than one year but not
                                more than five years

                        (G)     Agency Securities having a remaining      92%
                                maturity of more than five years but
                                not more than ten years

                        (H)     Agency Securities having a remaining      89%
                                maturity of more than ten years.

                        (I)    Cash.                                       100%

                        (J) other Eligible Credit Support and Valuation Percentage agreed by the parties and acceptable to each Rating Agency

                        Notwithstanding the foregoing to the contrary, the Valuation Percentage with respect to all Eligible Credit Support shall be deemed to be 100% with respect to a Valuation Date which is an Early Termination Date.

                        "Agency Securities" means negotiable debt obligations which are fully guaranteed as to both principal and interest by the Federal National Mortgage Association, the Government National Mortgage Corporation or the Federal Home Loan Mortgage Corporation and which have been signed a short term credit rating of A-1+ by S&P, but exclude: (i) interest only and principal only securities; and (ii) collateralized mortgage obligations, real estate mortgage investment conduits and similar derivative securities.

                (iii)   Other Eligible Support

                        Not applicable.

                (iv)    Thresholds

                        (A) "Minimum Transfer Amount" means with respect to both Party A and Party B: US$100,000.

                        (B) Rounding. The Delivery Amount and the Return Amount will be rounded to the nearest integral multiple of US$10,000.

        (c)     Valuation and Timing

                (i)     "Valuation Agent" means Party A.

                (ii) "Valuation Date" means the last Business Day of each week and, at the option of either Party A or the Standby Swap Provider, any Business Day between Valuation Dates.

                (iii) "Valuation Time" means the close of business on the Business Day before the Valuation Date; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

                (iv) "Notification Time" means 11:00 am New York time on the second Business Day after the Valuation Date.

        (d)     Conditions Precedent and Secured Party's Rights and Remedies

                There are no "Specified Conditions" applicable to Party A. The following is a Specified Condition with respect to Party B:

                "If an Early Termination Date has been designated in respect of the each Transaction provided that if an amount is due by Party A to Party B in respect of that Early Termination Date pursuant to Section 6, that amount has been paid in full.".

        (e)     Substitution

                (i) "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

                (ii) Consent. The Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d) However such consent is not to be unreasonably withheld and the parties agree that not wanting to accept a particular type of Substitute Credit Support is not in itself a reasonable basis for withholding consent if the Substitute Credit Support is Eligible Collateral. The consent may be provided in a manner described in
                        Section 12 or otherwise, including orally.

        (f)     Dispute Resolution

                (i)     "Resolution Time" means 11:00 am New York time.

                (ii)    "Value". Not applicable.

                (iii) "Alternative". The provisions of Paragraph 5 will apply.

        (g)     Holding and Using Posted Collateral

                (i)     Eligibility to Hold Posted Collateral; Custodians.

                        Party A: Not Applicable.

                        Party B is not entitled to hold Posted Collateral. It must appoint a Custodian to hold Posted Collateral on its behalf pursuant to paragraph 6(b). Party B may only appoint a Custodian to hold Posted Collateral on its behalf if the following conditions are satisfied:

                        (A)    Party B is not a Defaulting Party;

                        (B) Party B's Custodian will always be the Principal Paying Agent, unless that party is Party A;

                        (C) if the Principal Paying Agent is Party A, then Party B must appoint a Custodian which is a Bank (as defined in the Federal Deposit Insurance Act, as amended) outside Australia, whoserating (with respect to its long term unsecured, unsubordinated indebtedness) is at all times at least Aa2 by Moody's and its short term debt rating is A-1+/F1+ (S&P/Fitch), and Party B must notify Party A in writing of this appointment and of the relevant account for Paragraph 13(l); and

                        (D) Posted Collateral may only be held in one or more accounts in the name of Party B in the United States and any account established by Party B's Custodian to hold Posted Collateral shall be established and maintained for the sole purpose of receiving deliveries of and holding Posted Collateral.

                (ii) Use of Posted Collateral. The provisions of paragraph 6(c) will not apply to Party B and its Custodian. Party B's Custodian will permit Party B to secure Party B's obligations under the Relevant Notes by granting to the Security Trustee the charge under the Security Trust Deed over Party B's rights in relation to the Posted Collateral, but subject to Paragraph 13(m)(vi) of this Annex.

        (h)     Distributions and Interest Amount

                (i) Interest Rate. The "Interest Rate", in respect of Posted Collateral which is denominated in US$, for any day means the Federal Funds Overnight

                        Rate. For the purposes hereof, "Federal Funds Overnight Rate" means, for any day, an interest rate per annum equal to the rate published as the Federal Funds Effective Rate that appears on Telerate Page
                        118 for such day. The "Interest Rate" in respect of Posted Collateral denominated in any other Eligible Currency means the rate as agreed between the parties.

                (ii) Transfer of Interest Amount. The Transfer of Interest Amount will be made monthly on the second Business Day of each calendar month.

                (iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

        (i)     Additional Representation(s)

                None.

        (j)     Other Eligible Support and Other Posted Support

                "Value" and "Transfer" with respect to Other Eligible Support and Other Posted Support means: not applicable.

        (k)     Demands and Notices

                All demands, specifications and notices under this Annex will be made pursuant to the Section 12 of this Agreement; provided, that any such demand, specification or notice may be made by telephone ("Telephone Notice") between duly authorised employees of each party if such Telephone Notice is confirmed by a subsequent written instruction (which may be delivered via facsimile) by the close of business of the same day that such Telephone Notice is given.

        (l)     Addresses for Transfers

                Party A:  Party A to specify account for returns of collateral.

                Party B: Party B must notify Party A of its Custodian's account.

        (m)     Other Provisions

                (i) Paragraph 4(b) of the Annex is replaced by the following:

                        "(b)     Transfer Timing. Subject to Paragraph
                                 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made within three Business Days of receipt of the demand; if a demand is made after the Notification Time, then the relevant Transfer will be made within four Business Days of receipt of the demand.".

                (ii)    Event of Default

                        Paragraph 7(i) of the Annex is amended, on line 3, by replacing "two Business Days" with "three Business Days".

                (iii)   Party A's expenses

                        Subject to Section 15 of the Agreement, Party B agrees to pay Party A's costs and expenses in relation to or caused by any breach by Party B of its obligations under this Annex. Party A acknowledges and agrees that its obligations under this Annex will not be affected by a failure by Party B to comply with its obligations under this paragraph (m)(iii).

               (iv)   Governing Law notwithstanding

                      Notwithstanding that the Agreement is expressed to be governed by the laws of New South Wales, this Annex
                      (but not any other provisions of the Agreement) shall be governed by and construed in accordance with the laws of the State of New York without giving effect to choice of law doctrine and parties hereto agree that proceedings relating to any dispute arising out of or in connection with this Annex shall be subject to the non-exclusive jurisdiction of the federal or state courts of competent jurisdiction in the Borough of Manhattan in New York City, State of New York.

               (v)    No trial by jury

                      Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Annex.

               (vi) No pooling of Collateral with other Security Trust security

                      Notwithstanding any provision in the Master Trust Deed, Series Supplement or Security Trust Deed, but without prejudice to Party B's rights under Paragraph 8(a) of this Annex, no party shall be entitled to deal with the Posted Collateral in any manner inconsistent with the rights of the Pledgor under Paragraphs 3(d), 4(b) or 8(b)(iii) of this Annex, and each party covenants to the other that it shall not permit any other person to gain any rights in relation to the Posted Collateral that are inconsistent with the rights of the Pledgor.

               (vii)  Rights in Relation to Deutsche Bank's Posted Collateral

                      (A) The Secured Party will hold its security interest in, lien on and right of Set- Off against all Posted Collateral Transferred or received by the Secured Party from Deutsche Bank as Party A (or from the Standby Swap Provider on behalf of Deutsche Bank as Party A under Part 5(23)(a)(iv)(B) of this Schedule or clause 2 of the Side Agreement but not from the Standby Swap Provider in its capacity as Party A following the Novation Date) hereunder on trust for the benefit of:

                             (1)  the Series Trust as security for the
                                  Obligations of Deutsche Bank as Party A to the Secured Party as trustee of the Series Trust (other than pursuant to Paragraph 13(m)(vii)(B)); and

                             (2) the Standby Swap Provider as security for the Obligations of Deutsche Bank as Party A to the Standby Swap Provider pursuant to Parts 5(23) (d) and (e) of the Schedule to this Agreement, as that term is defined in Section 16(f)(iii)(A), and all Deutsche Bank's present and future obligations to the Standby Swap Provider under clause 2(v) of the Side Agreement, in accordance with the provisions of this Paragraph

                             13(m)(vii), and Paragraph 2 is varied accordingly.

                      (B) Deutsche Bank as Party A covenants in favour of the Secured Party that it will duly and punctually pay to the Secured Party:

                             (1)  all its Obligations to the Standby Swap
                                  Provider pursuant to Parts 5(23)(d) and (e) of the Schedule to this Agreement, as that term is defined in Section 16(f)(iii)(A); and

                             (2) all its present and future obligations to the Standby Swap Provider under clause 2(v) of the Side Agreement,

                             as and when the same fall due for payment.
                             Notwithstanding the foregoing, every payment by Deutsche Bank as Party A, or the Secured Party in accordance with Paragraph 13(m)(vii)(C)(2)(b), to the Standby Swap Provider will operate as a payment by Deutsche Bank as Party A to the Secured Party in satisfaction of Deutsche Bank's obligations as Party A pursuant to this Paragraph 13(m)(vii)(B). The Secured Party will hold the benefit of its rights under this Paragraph 13(m)(vii)(B) on trust for the Standby Swap Provider in accordance with the provisions of this Paragraph 13(m)(vii).

                      (C) The Secured Party must deal with all Posted Collateral Transferred or received by the Secured Party from Deutsche Bank as Party A (or from the Standby Swap Provider on behalf of Deutsche Bank as Party A but not from the Standby Swap Provider in its capacity as Party A) hereunder:

                             (1) prior to the Novation Date, in accordance with the provisions of this Agreement other than this Paragraph 13(m)(vii);

                             (2)  on or after the Novation Date:

                                  (a)   until the date upon which the Standby
                                        Swap Provider has initially fulfilled
                                        its obligations as Party A pursuant to
                                        Part 5(22)(a) of the Schedule to this
                                        Agreement, such Posted Collateral must
                                        be held by the Secured Party and not
                                        Transferred or otherwise applied;

                                  (b)   on or after the date upon which the
                                        Standby Swap Provider has initially
                                        fulfilled its obligations as Party A
                                        pursuant to Part 5(22)(a) of the
                                        Schedule to this Agreement and until
                                        Deutsche Bank as Party A has paid in
                                        full all of its Obligations to the
                                        Standby Swap Provider pursuant to Parts
                                        5(23)(d) and (e) of the Schedule to
                                        this Agreement, as that term is defined
                                        in Section 16(f)(iii)(A), and all its
                                        present and future obligations to the
                                        Standby

                                        Swap Provider under clause 2(v) of the
                                        Side Agreement, the Secured Party must,
                                        upon the instructions of the Standby
                                        Swap Provider, exercise the rights and
                                        remedies pursuant to Paragraph 8(a) in
                                        respect of such Posted Collateral, and
                                        Party A agrees that the Secured Party
                                        may exercise such rights and remedies
                                        under Paragraph 8(a) to the same extent
                                        and with the same effect as if an Event
                                        of Default or Specified Condition had
                                        occurred with respect to Party A, and
                                        apply the proceeds of the exercise of
                                        such rights and remedies in
                                        satisfaction of Deutsche Bank's
                                        Obligations as Party A to the Standby
                                        Swap Provider pursuant to Parts
                                        5(23)(d) and (e) of the Schedule to
                                        this Agreement, as that term is defined
                                        in Section 16(f)(iii)(A), as and when
                                        these are due and payable and Deutsche
                                        Bank's present and future obligations
                                        to the Standby Swap Provider under
                                        clause 2(v) of the Side Agreement as
                                        and when these are due and payable (and
                                        to the Secured Party pursuant to
                                        Paragraph 13(m)(vii)(B)) until all such
                                        Obligations have been paid in full; and

                                  (c)   on or after the date upon which the
                                        Standby Swap Provider has initially
                                        fulfilled its obligations as Party A
                                        pursuant to Part 5(22)(a) of the
                                        Schedule to this Agreement and Deutsche
                                        Bank as Party A has paid in full all
                                        its Obligations to the Standby Swap
                                        Provider pursuant to Parts 5(23)(d) and
                                        (e) of the Schedule to this Agreement,
                                        as that term is defined in  Section
                                        16(f)(iii)(A), and no amounts are or
                                        thereafter may become payable in
                                        respect to such Obligations and has
                                        paid in full all its present and
                                        future obligations to the Standby Swap
                                        Provider under clause 2(v) of the Side
                                        Agreement (including by virtue of
                                        Paragraph 13(m)(vii)(C)(2)(b)) and no
                                        amounts are or thereafter may become
                                        payable with respect to such
                                        obligations, the Secured Party must
                                        Transfer to Deutsche Bank as Party A
                                        all such Posted Collateral and the
                                        Interest Amount in relation to such
                                        Posted Collateral, if any.

                      (D) The Standby Swap Provider indemnifies the Secured Party from and against any cost or liability incurred by the Secured

                             Party in complying with the instructions of the Standby Swap Provider pursuant to Paragraph 13(m)(vii)(C)(2)(b). The Standby Swap Provider acknowledges and agrees that the Secured Party may not, and is not required, to take any action to exercise its rights and remedies in relation to the Posted Collateral in respect of the Obligations of Deutsche Bank as Party A to the Standby Swap Provider except upon the directions of the Standby Swap Provider and in accordance with this Paragraph 13(m)(vii).

                      (E) Following the Novation Date, the Secured Party must ensure that any Posted Collateral Transferred or received by the Secured Party from Deutsche Bank as Party A is held by the Custodian separately from, and is not co-mingled with, Posted Collateral Transferred or received by the Secured Party from the Standby Swap Provider as Party A.

                      (F) This paragraph 13(m)(vii) applies notwithstanding any other provision of this Agreement.

               (viii) Pledgor and Secured Party

                      In this Annex:

                      (a)    "Pledgor" means only Party A; and

                      (b)    "Secured Party" means only Party B.

               (ix)   Non-Australian Assets

                      CBA must only Transfer Posted Collateral to the Secured Party from its assets held outside Australia.

               (x)    Dispute Resolution

                      Paragraph 5(i) is amended by:

                      (A) replacing the word "Exposure" with the words "the Delivery Amount or the Return Amount, as the case may be" in the first paragraph of Paragraph 5(i);

                      (B) adding the word "and" at the end of Paragraph 5(i)(A) and deleting Paragraph 5(i)(B).

               (xi)   Specified Condition

                      (A) In Paragraph 4(a)(ii) the words "or Specified Condition" are deleted.

                      (B) In Paragraph 8(b) the words "or Specified Condition" are deleted and replaced with the following "with respect to the Secured Party or a Specified Condition has occurred".

               (xii)  Return Amounts

                      If under this Agreement, as that term is defined in
                      Section 16(f)(iii)(A), a Novation Date has occurred, each Transfer obligation of the Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the condition precedent that the Standby Swap Provider, in its discretion, has consented to the Transfer unless Deutsche Bank as Party A has paid in full all its Obligations to the Standby Swap Provider pursuant to Parts 5(23)(d) and (e) of the Schedule to this Agreement, as that term is defined in
                      Section 16(f)(iii)(A), and no amounts are or thereafter may become payable with respect to such Obligations, and has paid in full all its present and future obligations to the Standby Swap Provider under clause 2(v) of the Side Agreement (including by virtue of Paragraph 13(m)(vii)(C)(2)(b)), and no amounts are or thereafter may become payable with respect to such obligations.